EXCHANGE TRADED CONCEPTS TRUST

ETF Industry Exposure & Financial Services ETF

(NYSE Arca Ticker: TETF)

Supplement dated May 24, 2019 to the currently effective

Prospectus, Summary Prospectus, and Statement of Additional Information

This supplement provides new and additional information beyond that contained in the Prospectus, Summary Prospectus and Statement of Additional Information of the ETF Industry Exposure & Financial Services ETF (the “Fund”) and should be read in conjunction with those documents.

After careful consideration, Exchange Traded Concepts, LLC, the Fund’s investment adviser, in consultation with Toroso Investments, LLC, the Fund’s index provider, has recommended, and the Board of Trustees of Exchange Traded Concepts Trust has approved, the termination and liquidation of the Fund pursuant to the terms of a Plan of Liquidation. Accordingly, the Fund is expected to cease operations and liquidate on or about June 20, 2019 (the “Liquidation Date”).

The Fund will be closed to orders for new creation units on June 12, 2019, and the last day of trading the Fund’s shares on NYSE Arca, Inc. will be June 18, 2019. From June 12, 2019 through June 18, 2019, shareholders may only be able to sell their shares to certain broker-dealers, and there is no assurance that there will be a market for Fund shares during that time period. Customary brokerage charges may apply to such transactions. For the liquidation distribution, the ex-dividend date will be June 17, 2019, the record date will be June 18, 2019, and the pay date will be June 20, 2019. Shareholders who purchase shares of the Fund on or after the ex-date of June 17, 2019 will not be eligible to receive dividends from the liquidation distribution.

In anticipation of the liquidation of the Fund, the Fund will be managed in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, starting on June 13, 2019, all or a portion of the Fund may not be invested in a manner consistent with the Fund’s stated investment strategies, which may prevent the Fund from achieving its investment objective.

On or about the Liquidation Date, the Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders. These distributions are taxable events. In addition, these payments to shareholders will include accrued capital gains and dividends, if any. As calculated on the Liquidation Date, the Fund’s net asset value will reflect the costs of closing the Fund. Once the distributions are complete, the Fund will terminate.

If you would like additional information, please call 1-844-380-8383 or visit www.tetfetf.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

EMQ-SK-005-0100